HF Foods Group Announces the Resignation of Mr. Zhou Min Ni as Co-Chief Executive Officer and Chairman of the Board of Directors and the Appointment of Russell T. Libby as Chairman of the Board of Directors CITY OF INDUSTRY, CA – February 25, 2021 – HF Foods Group Inc. (NASDAQ: HFFG), a leading food distributor to Asian/Chinese restaurants across the Southeast, Pacific and Mountain West regions of the United States (“HF Group” or the “Company”), announces the voluntary resignation of Mr. Zhou Min Ni as Co-CEO, board member and chairman of the board of directors of the Company effective February 23, 2021. The current Co-CEO, Mr. Peter Zhang, will become sole CEO and assume full executive responsibility of the Company’s day-to- day operations with immediate effect. The board of directors has also unanimously appointed Mr. Russell T. Libby as the new chairman of the board of directors with immediate effect. Mr. Libby, a well-respected industry veteran, has nearly 30 years of comprehensive global experience in mergers and acquisitions, strategy, business development, international business, corporate governance, and corporate social responsibility. From 2007 to 2019, he held numerous leadership positions at Sysco Corporation and last served as Sysco’s executive vice president and corporate secretary. Since joining the Company as an independent board member on July 1, 2020, Mr. Libby has demonstrated strong leadership ability, great understanding of the foodservice industry and played a key role in helping the Company navigate through a challenging 2020. Mr. Peter Zhang, CEO of HF Group said: “I whole-heartedly thank Mr. Ni for his support and leadership and look forward to leading the Company to greater heights after a particularly difficult year for the foodservice industry.” Mr. Russell Libby, Chairman of the Board of Directors said: “I am grateful for the trust of my fellow board members in appointing me to this leadership position. I want to thank Mr. Ni for his service and leadership of the board”. About HF Foods Group Inc. HF Foods Group Inc., headquartered in City of Industry, California, is a leading marketer and distributor of fresh produce, frozen and dry food, and non-food products to primarily Asian/Chinese restaurants and other foodservice customers throughout the Southeast, Pacific and Mountain West regions of the United States. With 14 distribution centers along the U.S. eastern and western seaboards, HF Foods aims to supply the increasing demand for Asian American restaurant cuisine. With an in-house proprietary ordering and inventory control network, more than 10,000 established customers in 21 states, and strong relations with growers and suppliers of food products in the US and China, HF Foods Group is able to offer fresh, high-quality specialty restaurant foods and supplies at economical prices to its large and growing base of customers. For more information, please visit www.hffoodsgroup.com. Forward-Looking Statements All statements in this news release other than statements of historical facts are forward-looking statements which contain our current expectations about our future results. We have attempted to identify any forward-looking statements by using words such as “anticipates,” “believes,” “could,” “expects,” “intends,” “may,” “should” and other similar expressions. Although we believe that the expectations reflected in all of our forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Such statements are not guarantees of future performance or events and are subject to known and unknown risks and uncertainties that could cause the Company’s actual results, events or financial positions to differ materially from those included within or implied by such forward-looking statements. Such factors include, but are not limited to, unfavorable macroeconomic conditions in the United States, competition in the food service distribution industry, particularly the entry of new competitors into the Chinese/Asian restaurant market niche, increases in fuel costs or commodity prices, disruption of relationships with vendors and increases in product prices, U.S. government tariffs on products imported into the United States, particularly from China, changes in consumer eating and dining out habits, disruption of relationships with or loss of customers, our ability to execute our acquisition strategy, availability of financing to execute our acquisition strategy, control of the Company by our Chief Executive Officer and principal stockholder, failure to retain our senior management and other key personnel, our ability to attract, train and retain employees, changes in and enforcement of immigration laws, failure to comply with various federal, state and local rules and regulations regarding food safety, sanitation, transportation, minimum wage, overtime and other health and safety laws, product recalls, voluntary recalls or withdrawals if any of the products we distribute are alleged to have caused illness, been mislabeled, misbranded or adulterated or to otherwise have violated applicable government regulations, failure to protect our intellectual property rights, any cyber security incident, other technology disruption, or delay in implementing our information technology systems, statements of assumption underlying any of the foregoing, and other factors disclosed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. Except as required by law, we undertake no obligation to disclose any revision to these forward-looking statements.

Investor Relations Contact: Gateway Investor Relations Cody Slach Tel 1-949-574-3860 HFFG@gatewayir.com